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                                                                   Exhibit 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2003 appearing on page 47 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PricewaterhouseCoopers LLP


Atlanta, Georgia
July 15, 2003